SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C. 20549





                            FORM 8-K


                         CURRENT REPORT


            Pursuant to Section 13 and 15(d) of the
               Securities and Exchange Act of 1934


Date of Report (date of earliest event reported) August 30, 1996



                  ANTARES RESOURCES CORPORATION
       (Exact name of Registrant as specified in Charter)


          New York                   0-3926        13-1950459
(State or other jurisdiction       (Commission     (IRS Employer
     of incorporation)             File Number)   Identification
                                                       Number)


2345 Friendly Road, Fernandina Beach, FL            32034
(Address of principal executive office)           (Zip Code)




Registrant's telephone number, including area code: (904) 261-8607

                       Page 1 of 11 pages.

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Item 5.  Other Events.

     Effective August 30, 1996, Antares Resources Corporation (the "Company") entered into a letter agreement with United Kina Breweries Limited and related parties ("Kina"), a privately held Bermuda corporation, whereby the Company has agreed in principle to acquire all of the issued and outstanding shares of Kina, in exchange for issuance by the Company of previously unissued "restricted" common stock. The relevant terms of the proposed transaction require the Company to (i) undertake a "reverse split" of its common stock, whereby 1 share of common stock will be issued in exchange for ten (10) shares of common stock; and (ii) issue to the Kina shareholders an aggregate of 33,500,000 "restricted" common shares (post split), representing approximately 93% of the Company's then outstanding common stock, in exchange for all of the issued and outstanding shares of Kina. Additional shares shall be issued to unrelated parties in consideration for finder fees arising from the relevant transaction.

     Kina is a holding company which includes 7 joint ventures, each of which is a brewing company and is engaged in the manufacturing, distributing and marketing of beer in the People's Republic of China. On an unaudited basis and prepared in accordance with International Accounting Standards (and assuming a conversion ratio of 8.3 RMB to $1 US), Kina has approximately $164 million in total assets and $90 million in net assets. During its fiscal year ended December 31, 1995, it had gross revenues of approximately $94 million and generated profits of approximately $6.6 million. As part of the terms of the Letter Agreement, Kina is undertaking a financial audit in accordance with Generally Accepted Accounting Principles, which audited financial statements will be included in a subsequent Form 8-K to be filed after closing of the transaction described herein, in accordance with the provisions of the Securities Exchange Act of 1934, as amended.

     The proposed share exchange is subject to satisfaction of certain conditions, including among other matters completion of due diligence activities, the approval of the transaction by all of the Kina shareholders, closing of a $4 million proposed private placement of the Company's securities and receipt by the Company of audited and unaudited financial statements. When the transaction with Kina is consummated, the present officers and directors of the Company are expected to resign their respective positions with the Company, to be replaced by the present management of Kina. A copy of the letter agreement between the Company and Kina is attached hereto as Exhibit 2.0 and incorporated herein as if set forth.

     Further, simultaneous with the Closing of the transaction with Kina, the Company intends to sell its subsidiary companies, Empire Energy, Inc., Southern Trailers Manufacturing, Inc. and Cherokee Sun Corporation to existing management in exchange for redemption of an aggregate of 450,000 (post reverse split) shares of their

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

individual common stock of the Company, assumption of all liabilities, termination of each of the existing employment agreements and execution of releases and general indemnification agreements.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

     (c)  Exhibits.

     2.0  Letter Agreement between the Company and United Kina
Breweries Limited

                           SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                   ANTARES RESOURCES CORPORATION
                                        (Registrant)


                                   By:/s/ William W. Perry, III
                                      William W. Perry III,
                                      President

Dated:   September 6, 1996

                  ANTARES RESOURCES CORPORATION


                      EXHIBIT 2 TO FORM 8-K


                    LETTER AGREEMENT BETWEEN

                  ANTARES RESOURCES CORPORATION

                               AND

                  UNITED KINA BREWERIES LIMITED

                  ANTARES RESOURCES CORPORATION
                       2345 Friendly Road
                   Fernandina Beach, FL  32034

                         August 29, 1996


VIA TELEFAX

Board of Directors
United Kina Breweries Limited
Attention: Ms. Victoria Lam, Chief Executive Officer

     Re:  Plan of Reorganization Between Antares
          Resources Corporation and United Kina
          Breweries Limited and related entities

Dear Ms. Lam:

This letter is intended to express the general terms of the Plan of Reorganization to be formalized between Antares Resources Corporation, a New York corporation ("ARC") and United Kina Breweries Limited, a Bermuda corporation and related entities (hereinafter jointly referred to as "Kina"). The objective of our discussions has been the execution and consummation of applicable, formal Agreement(s) between ARC and Kina (the "Exchange Agreements") which, among other things, would provide for the various matters set forth below.

  1. Plan of Reorganization and Reorganization of the Companies. The board of directors of ARC and Kina have completed an initial evaluation of the business plan, financial statements and other relevant corporate documents of the other and have concluded that a reorganization of Kina and ARC, whereby ARC would issue shares of its "restricted" Common Stock in the amount of 33,500,000 (post reverse split), which shall represent ownership equal to approximately 93% of ARC's outstanding shares (not including those shares to be issued in favor of Bridgewater Capital Corp. referenced in Paragraph 8, hereinbelow, or those shares to be issued as part of a private placement of ARC stock, as referenced in Paragraph 5(A) hereinbelow) in exchange for 100% of the then outstanding securities of Kina would be in the best interest of both companies. It is the intent of the parties hereto that the proposed reorganization of Kina and ARC be effected as a tax-free exchange pursuant to Section 368 of the Internal Revenue Code of 1986, as amended.

  2.   Terms of Reorganization.

  (A) ARC Capitalization. ARC's total authorized capital stock consists of 200,000,000 shares of Common Stock, par value $0.001 per share and 5,000,000 shares of Preferred Stock, par value $0.01

Ms. Victoria Lam
August 29, 1996
Page 2

per share. Prior to the Closing Date, as defined hereinbelow, the Board of Directors of ARC shall undertake a reverse split of the ARC issued and outstanding Common Stock, whereby 1 share of Common Stock shall be issued in exchange for every 10 shares of Common Stock presently issued and outstanding, in order to establish the number of issued and outstanding common shares, including common shares reserved for issuance underlying outstanding common stock purchase warrants, to be 2,500,000. As of the Closing Date, as defined herein, there will be no more than 2,500,000 common shares issued and outstanding and reserved for issuance (except that said number of common shares may be increased by no more than 5%) and 126,000 shares of Series B Convertible Preferred Stock issued and outstanding, convertible upon receipt by ARC of notice of the same into an aggregate 25,200 shares of common stock (post reverse split), held by the then existing securities holders of ARC and not including any shares of common stock issuable to Bridgewater Capital, as described hereinbelow in Paragraph 8. The shares of common stock underlying the Series B Convertible Preferred Stock are subject to "piggyback" registration rights.

  (B) Kina Capitalization. Kina's total authorized capital consists of 1,200,000 Common Shares, $0.01 par value per share. As of the date of this letter agreement, all 1,200,000 common shares authorized have been issued and are outstanding.

  (C)  Special Board and Shareholder Meetings.

  (i) Prior to Closing, the Board of Directors of Kina will, if required or deemed advisable by Kina, call a special meeting of the Kina Shareholders for the purposes of ratifying the transaction proposed herein and shall take all additional action necessary to cause the intent of this letter to be unanimously adopted and ratified.

  (ii) Prior to Closing, the Board of Directors of ARC shall approve and ratify the terms of the transaction proposed herein and take all action necessary to effectuate the proposed transaction.

  (D) Share Exchange. Subject to the approval of the terms and conditions contained herein by the ARC Board of Directors and Kina shareholders on or before September 15, 1996 (the "Closing" or the "Closing Date"), Kina shall consummate a reorganization with ARC by the Kina shareholders exchanging all of the issued and outstanding Kina Stock owned by them for an aggregate of 33,500,000 "restricted" Common Shares of ARC (post reverse split), with ARC emerging as the parent company and Kina as a wholly owned subsidiary thereof.

Ms. Victoria Lam
August 29, 1996
Page 3

  (E) Officers and Directors. At Closing, the present officers and directors of ARC shall deliver to Kina their respective letters of resignation, along with certified minutes of the ARC Board of Directors accepting such resignation and appointing to the ARC Board those persons designated by Kina to be officers and directors of ARC.

  3. Financial Condition of ARC. Except as provided herein, as of the Closing Date, ARC balance sheet will reflect assets of no less than $1,000,000. There will be no liabilities.

  4. Financial Condition of Kina. Kina hereby represents and warrants that its audited balance sheet dated December 31, 1995 and unaudited financial statements dated June 30, 1996 will be consistent with the financial condition as previously represented by Kina to ARC and will not contain any material negative changes.

  5.   Conditions to Closing.

       (A) Closing. The Closing of the transaction herein shall take place on or before September 15, 1996, or such other date as the parties hereto may so agree in the future, but as soon as practical after the following conditions, in addition to other customary conditions, have been satisfied: (i) ARC's Board of Directors has approved the transaction; (ii) the reorganization has been approved by Kina's shareholders in accordance with the laws of Bermuda; and (iii) $4 million in subscriptions for shares of ARC common stock will have been subscribed and held in escrow, pending Closing of the transaction described herein, wherein an aggregate of approximately 1,143,000 shares of common stock shall be sold by Bridgewater Capital Corp. and all of the other terms and conditions contained in that certain letter agreement by and between Kina and Bridgewater Capital Corp have been satisfied in full. A copy of said agreement is attached hereto as Exhibit "A". Failure to cause this agreement to close within the time parameters established herein shall result in the termination of this agreement.

The Closing shall take place in Orange County, California at the offices of Bridgewater Capital Corporation, or such other location as the parties may so agree. At the discretion of the parties hereto, Closing may also occur via telephonic means.

       (B) To Be Provided by Kina. As soon as possible, but in no event later than as required by law, in addition to those items which may be required to be delivered pursuant to the terms of the applicable Exchange Agreements, Kina shall provide to the present Board of Directors of ARC the following:

Ms. Victoria Lam
August 29, 1996
Page 4

  i) a financial audit of its books as of December 31, 1995 and unaudited financial statements and consolidated pro forma financial statements for those interim periods required to be provided the SEC under Regulation SB or SK, promulgated under the Securities Act of 1933, as amended which shall be prepared in accordance with Generally Accepted Accounting Principles. The audited financial statements shall be provided by an independent, SEC Certified Public Accountant and such audit shall demonstrate balance sheet information consistent with the financial information provided to ARC by Kina prior to Closing; and

  ii) an investment letter in a form acceptable to counsel to ARC, duly executed by each Kina shareholder, acknowledging that each such shareholder is exchanging their respective securities of Kina for their pro rata applicable number of ARC Common Shares, that such shares to be acquired by each Kina shareholder are solely for their account and for investment and they have no plan, intention, contract, understanding, agreement or arrangement with any person to sell, assign, pledge, hypothecate or otherwise transfer to any person such shares, or any portion thereof.

       (C) Non-Delivery. Failure by Kina to provide those items described hereinabove in Paragraph 4 shall render this proposed transaction voidable at the discretion of the present Board of Directors of ARC.


       (D) Representations of ARC. ARC hereby represents that, as of the Closing Date, (i) it will be a reporting company pursuant to the Securities Exchange Act of 1934, as amended, (ii) it shall be current in all filings required to be tendered to the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended, including but not limited to, filings on Forms 8-K, 10-K, 10-KSB, 10-Q and/or 10-QSB; and (iii) its common stock will be traded on Nasdaq Small Cap operated by the NASD.

  6. Expenses. Each party hereto shall be responsible for payment of their own legal, accounting and any other out-of-pocket expenses reasonably incurred in connection with this transaction, whether or not this transaction is consummated.

  7. Confidentiality. Upon the signing of this Agreement, ARC and Kina will provide to each other full access to their books and records and will furnish financial and operating data and such other information with respect to their business and assets as may reasonably be requested from time to time. If the proposed transaction is not consummated, all parties shall keep confidential

Ms. Victoria Lam
August 29, 1996
Page 5

any information (unless ascertainable from public filings or published information), obtained concerning the other's operations, assets and business.

  8.   Finders Fees.

  (A) ARC shall be responsible for payment of a finders' fee to Intercapital Holdings, Inc., which shall be satisfied in full by issuance of shares of ARC common stock, which shares are part of the 2,500,000 common shares represented by ARC to be issued and outstanding on the Closing Date, as represented in Paragraph 2(A), above.

  (B) Kina hereby acknowledges that it is obligated to tender a finders' fee to Bridgewater Capital Corporation ("BCC"). Relevant thereto, simultaneous with the Closing herein, BCC shall be issued at Closing an aggregate of 1,500,000 shares of ARC common stock (post reverse split) as satisfaction of finders' fee obligations owed to BCC by Kina applicable hereto. The shares of common stock issuable to BCC shall possess "piggyback" registration rights.

  (C) The parties hereto hereby acknowledge and agree that the aforesaid obligations constitute the sole obligations owed by the parties applicable to finders' fees. Each party hereby warrants and shall further warrant in such Closing documents that all of their respective obligations to pay any finders fees have been, or will be, paid and further, shall indemnify and hold harmless the other party from such obligation.

  9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

  10. Jurisdiction. It is the intention of the parties that the laws of the State of New York govern the determination of the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

  11. Notices. Any notice relevant herein shall be deemed to have been sufficiently served for all purposes if delivered personally to the party to whom the same is directed, or, if sent, by deposit with the United States mail, certified mail, return receipt requested postage prepaid, at such party's address listed hereinabove, or to such other address as shall be furnished in writing by any party to the other. any such notice shall be deemed to be given three (3) days after deposited in the U.S. mail.

  12.  Further Action.  Each party shall execute and deliver such

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Ms. Victoria Lam
August 29, 1996
Page 6

papers, documents and instruments, and perform such acts as are necessary or appropriate to implement the terms hereof and the intent of the parties hereto.

  13. Amendments. This Agreement may only be amended by the mutual consent of all the parties hereto which Amendment shall be in writing, duly executed by the parties.

  14.  Enforceable Agreement; Compliance with Applicable Laws.
This Agreement shall constitute an enforceable agreement between the parties until such time as the more complete agreement is executed by the parties. All matters referred to in this Agreement are conditioned upon compliance with federal and state securities laws and other applicable laws.

  15. Termination. This Letter Agreement shall terminate and expire and be no longer in force and effect if the acquisition proposed herein has not been closed on or before September 15,1 996, unless such date is extended in writing by the parties hereto.

If the foregoing accurately reflects your understanding of the terms and conditions of our agreement please so indicate by signing below as designated.

Yours truly,

ANTARES RESOURCES CORPORATION


By:   /s/ William W. Perry
    William W. Perry, President


APPROVED AND ACCEPTED this 30th day of August, 1996.

UNITED KINA BREWERIES LIMITED



By:   /s/ Victoria Lam
    Victoria Lam, Chief Executive Officer